Exhibit 10.1

THIRD AMENDMENT AND REFINANCING FACILITY AGREEMENT

THIRD AMENDMENT AND REFINANCING FACILITY AGREEMENT, dated as of June 4, 2018 (this “Amendment”), to the Credit Agreement, dated as of June 27, 2011, as amended and restated as of July 2, 2015, as further amended and restated as of August 21, 2017, as amended by a First Amendment dated as of December 12, 2017 and a Second Amendment dated as of March 22, 2018, and as modified by an Incremental Term Loan Activation Notice dated as of March 22, 2018 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among IRON MOUNTAIN INCORPORATED, a Delaware corporation (the “Parent”), IRON MOUNTAIN INFORMATION MANAGEMENT, LLC, a Delaware limited liability company (the “Company”), each of the other Borrowers party thereto, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement as Lenders (the “Lenders”), JPMORGAN CHASE BANK, TORONTO BRANCH, as Canadian Administrative Agent (in such capacity, the “Canadian Administrative Agent”) and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties thereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders, the Canadian Administrative Agent and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Company has requested certain amendments to the Credit Agreement;

WHEREAS, the Lenders are willing to agree to such amendments, subject to the terms and conditions set forth herein;

WHEREAS, the Company has requested certain Refinancing Commitments pursuant to Section 2.13 of the Credit Agreement; and

WHEREAS, the undersigned Refinancing Lenders are willing to agree to provide such Refinancing Commitments, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

1.                                      Defined Terms.  Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

2.                                      Amendments to Credit Agreement.

(a)                                 The first sentence of the definition of “EBITDA” is amended by adding the following as a new clause (j) thereto:

“(j)                              plus the aggregate amount of “run-rate” net income for such period projected by the Parent in good faith attributable to any customer installation and backlog occurring or existing during such period (or following such period but prior to the date for the delivery of the financial statements for such period pursuant to Section 9.01(1) or 9.01(2)) (which amount shall be calculated on a pro forma basis as though the full quarterly amount of such net income attributable to such installation and backlog had been realized during such period); provided that the aggregate amount included in EBITDA pursuant to this clause (j) for any period shall not exceed 25% of EBITDA in the aggregate for such period (calculated prior to giving effect to any adjustment pursuant to this clause (j)).”

(b)                                 Clause (ix) of Section 2.13(c) of the Credit Agreement is amended in full to read as follows:

“(ix) any financial covenant with which the Company shall be required to comply (provided that if any Refinancing Term Loans have a financial covenant at any time prior to the Latest Termination Date in effect hereunder at the time of incurrence of such Refinancing Term Loans, then any then-outstanding Term Loans (to the extent entitled to the benefits of a financial covenant at the time of incurrence) and the Refinancing Term Loans shall vote together as a single class on all waivers, amendments or events of default related thereto)”

(c)                                  The following is added as a new subsection (f) to Section 12.06 of the Credit Agreement:

“(f)                             Bank of America Merrill Lynch International is a designated Affiliate of Bank of America, N.A. for the purpose of lending to certain Multi-Currency Borrowers and/or Borrowers not organized in the United States.  Any reference to “Bank of America Merrill Lynch International Limited” is a reference to its successor in title Bank of America Merrill Lynch International Designated Activity Company (including, without limitation, its branches) pursuant to and with effect from the merger between Bank of America Merrill Lynch International Limited and Bank of America Merrill Lynch International Designated Activity Company that takes effect in accordance with Chapter II, Title II of Directive (EU) 2017/1132 (which repeals and codifies the Cross-Border Mergers Directive (2005/56/EC)), as implemented in the United Kingdom and Ireland.  Notwithstanding anything to the contrary in any Basic Document, a transfer of rights and obligations from Bank of America Merrill Lynch International Limited to Bank of America Merrill Lynch International Designated Activity Company pursuant to such merger shall be permitted.”

3.                                      Refinancing Facilities.

(a)                                 This Amendment is a Refinancing Facility Agreement referred to in the Credit Agreement in connection with the establishment of Refinancing Revolving Commitments and Refinancing Term Loan Commitments pursuant to Section 2.13 of the Credit Agreement.

(b)                                 The aggregate amount of the Refinancing Revolving Commitments effected by this Amendment is $1,750,000,000 and the aggregate amount of the Refinancing Term Loan Commitments effected by this Amendment (the “Refinancing Term Loan A Commitments”) is $250,000,000. The amount of each Refinancing Lender’s Refinancing Commitments is set forth in Schedule I to this Amendment. The Refinancing Term Loans under the Refinancing Term Loan A Commitments (the “Refinancing Term Loan A Loans”) shall be a separate Class of Term Loans from the Initial Term Loans and the Incremental Term B Loans. Notice of borrowing of Refinancing Revolving Loans under Refinancing Revolving Commitments effected by this Amendment and of Refinancing Term Loan A Loans effected by this Amendment shall be made in accordance with Sections 3.01 and 5.05 of the Credit Agreement.

(c)                                  The Company hereby promises to pay to the Administrative Agent for the account of each Refinancing Term Loan Lender the unpaid principal amount of the Refinancing Term Loan A Loans outstanding on the maturity date in respect of such Refinancing Term Loan A Loans specified in Section 3(d)(v) of this Amendment. Prior thereto, the Refinancing Term Loan A Loans shall mature and be payable on each Quarterly Date, each such payment to be in an amount equal to 1.25% of the original principal amount of all Refinancing Term Loan A Loans.

(d)                                 For all purposes under this Amendment and the Credit Agreement and notwithstanding anything to the contrary in the Credit Agreement, solely to the extent applicable or used in reference to any Refinancing Revolving Commitments and Refinancing Revolving Loans effected pursuant to this Amendment and to the Refinancing Term Loan A Commitments and the Refinancing Term Loan A Loans:

(i)                                     Each of the lenders that is listed under the caption “US$ LENDERS” on the signature pages to this Amendment and each lender or financial institution that becomes a “US$ Lender” after the Amendment Effective Date pursuant to Section 12.06 of the Credit Agreement shall be, individually, together with its successors, a “US$ Lender” and, collectively, together with their respective successors, the “US$ Lenders”.

(ii)                                  Each of the lenders that is listed under the caption “US$-CANADIAN LENDERS” on the signature pages to this Amendment and each lender or financial institution that becomes a “US$-Canadian Lender” after the Amendment Effective Date pursuant to Section 12.06 of the Credit Agreement shall be, individually, together with its successors, a “US$-Canadian Lender” and, collectively, together with their respective successors, the “US$-Canadian Lenders”.

(iii)                               Each of the lenders that is listed under the caption “MULTI-CURRENCY LENDERS” on the signature pages to this Amendment and each lender or financial institution that becomes a “Multi-Currency Lender” after the Amendment Effective Date pursuant to Section 12.06 of the Credit Agreement shall be individually, together with its successors, a “Multi-Currency Lender” and, collectively, together with their respective successors, the “Multi-Currency Lenders”.

(iv)                              Each of the lenders that is listed under the caption “CANADIAN LENDERS” on the signature pages to this Amendment and each lender or financial institution that becomes a “Canadian Lender” after the date hereof pursuant to Section 12.06 of the Credit Agreement shall be individually, together with its successors, a “Canadian Lender” and, collectively, together with their respective successors, the “Canadian Lenders”.

(v)                                 The Commitment Termination Date with respect to the Refinancing Revolving Commitments effected by this Amendment and the maturity date with respect to the Refinancing Term Loan A Loans effected by this Amendment, in each case is June 4, 2023.

(vi)                              All references to Schedule I to the Credit Agreement shall be deemed references to Schedule I to this Amendment.

(vii)                           All references to “Level 4” in the definition of “Applicable Leverage Ratio” shall be deemed to be references to “Level 3” as set forth in Sections 3(d)(viii) and 3(d)(ix), as applicable, of this Amendment.

(viii)                        The Applicable Commitment Fee Rate in respect of the Refinancing Revolving Commitments shall be, at any time, the percentage per annum set forth in the schedule below opposite the Pricing Level in effect at such time:

Pricing Level	Applicable Commitment Fee Rate
Level 3	0.350%
Greater than or equal to 4.50 to 1.00

Level 2	0.300%
Less than 4.50 to 1.00 and greater than or equal to 3.50 to 1.00

Level 1	0.250%
Less than 3.50 to 1.00

For purposes of the foregoing, the “Pricing Level” in effect at any time shall be the level (any of Level 1, Level 2 or Level 3) indicated in the schedule set forth in Section 3(d)(ix) of this Amendment corresponding to the Applicable Leverage Ratio in effect at such time.

(ix)                              The Applicable Margin in respect of Refinancing Loans effected by this Amendment shall be the rate for the respective Type of Loan set forth opposite the level (any of Level 1, Level 2 or Level 3) indicated in the schedule set forth below corresponding to the Applicable Leverage Ratio in effect at such time:

	Applicable Margin
Range of Applicable Leverage Ratio	ABR & C$ Prime Loans	Eurocurrency Loans	BBSY Loans	CDOR Loans
Level 3
Greater than or equal to 4.50 to 1.00	0.75%	1.75%	1.75%	1.75%

Level 2
Less than 4.50 to 1.00 and greater than or equal to 3.50 to 1.00	0.50%	1.50%	1.50%	1.50%

Level 1
Less than 3.50 to 1.00	0.25%	1.25%	1.25%	1.25%

; provided that (i) during an Adjusted Financial Covenant Period, each Applicable Margin in the schedule above shall be increased by 0.50% and (ii) for Incremental Term Loans, such per annum rates as shall be agreed to by the Company and the applicable Incremental Term Lenders as shown in the applicable Incremental Term Loan Activation Notice.  As of the Amendment Effective Date, the Applicable Margin in

respect of Refinancing Loans is determined based on the level corresponding to the Applicable Leverage Ratio in effect as at the end of the most recent fiscal quarter of the Parent in respect of which financial statements have been delivered by the Parent pursuant to either Section 9.01(1) or 9.01(2) of the Credit Agreement.

(x)                                 The definitions of “Commitments”, “Facility” and “Term Loans” in the Credit Agreement each shall be deemed to include a reference to Refinancing Term Loans; the definition of “Term Lenders” shall be deemed to include a reference to Refinancing Term Lenders; the reference to “the then Initial Term Loan Maturity Date” in clause (ii) of Section 2.01(c)(ii) of the Credit Agreement shall be deemed to be a reference to “the latest of the then Initial Term Loan Maturity Date and the maturity date then applicable to any Class of Refinancing Term Loans”; the reference to “the remaining Weighted Average Life to Maturity of the Initial Term Loans” in clause (iii) of Section 2.01(c)(ii) of the Credit Agreement shall be deemed to be a reference to “the remaining Weighted Average Life to Maturity of the Initial Term Loans or any Refinancing Term Loans, as applicable”; Section 2.06 of the Credit Agreement shall be deemed also to apply to Refinancing Term Loans and each reference therein to “Incremental Term Loans” shall be deemed to be a reference to “Incremental Term Loans or Refinancing Term Loans”; and Section 5.02 of the Credit Agreement shall be deemed also to apply to Refinancing Term Lenders and Refinancing Term Loans and each reference therein to “Incremental Term Loans” or “Incremental Term Lenders” shall be deemed to be a reference to “Incremental Term Loans or Refinancing Term Loans” and “Incremental Term Lenders or Refinancing Term Lenders”, respectively.

(xi)                              The Credit Agreement shall be deemed amended as follows:

(A)       The following shall be added immediately preceding the reference to “for such Interest Period” in clause (i) of Section 6.02 of the Credit Agreement: “(including, without limitation, because the Eurocurrency Base Rate or the Eurocurrency Rate is not available or published on a current basis)”.

(B)       The following shall be added as a new paragraph at the end of Section 6.02 of the Credit Agreement, and Section 12.05 of the Credit Agreement shall be deemed subject to the following:

“If at any time the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that (a) the circumstances set forth in clause (i) of the first paragraph of this Section 6.02 have arisen and such circumstances are unlikely to be temporary or (b) the circumstances set forth in clause (i) of the first paragraph of this Section 6.02 have not arisen but either (w) the supervisor for the administrator of the Eurocurrency Base Rate has made a public statement that the administrator of the Eurocurrency Base Rate is insolvent (and there is no successor administrator that will continue publication of the Eurocurrency Base Rate), (x) the administrator of the Eurocurrency Base Rate has made a public statement identifying a specific date after which the Eurocurrency Base Rate will permanently or indefinitely cease to be published by it (and there is no successor administrator that will continue publication of the Eurocurrency Base Rate), (y) the supervisor for the administrator of the Eurocurrency Base Rate has made a public statement identifying a specific date after which the Eurocurrency Base Rate will permanently or indefinitely cease to be published or (z) the supervisor for the administrator of the Eurocurrency Base Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the Eurocurrency Base Rate may no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the Eurocurrency Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable (but for the avoidance of doubt, such related changes shall not include a reduction of the Applicable Margin).  Notwithstanding anything to the contrary in Section 12.05, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Majority Lenders stating that such Majority Lenders object to such amendment; provided that for purposes of this sentence, (A) any Term Loans that are Term B Loans shall be disregarded in determining the Majority Lenders and (B) any Incremental Term Loans that are not Term B Loans shall be disregarded in determining the Majority Lenders, unless the Incremental Term Loan Activation Notice in respect of such Incremental Term Loans provides that such Incremental Term Loans shall be included in determining the Majority Lenders purposes of this sentence, in which case the Majority Lenders for such purposes shall be so determined.  Until an alternate rate of interest shall be determined in accordance with this paragraph (but, in the case of the circumstances described in clause (b) of the first sentence of this paragraph, only to the extent the Eurocurrency Base Rate and such Interest Period is not available or published at such time on a current basis), (x) any notice of borrowing that requests the conversion of any borrowing to, or continuation of any borrowing as, a Eurocurrency Rate borrowing shall be ineffective and (y) if any notice of borrowing requests a Eurocurrency Rate borrowing, such borrowing shall be made as a borrowing bearing interest at a rate based upon the Alternate Base Rate; provided that, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.”

(C)       .  The following shall be added as a new sentence to the end of the definition of “Alternate Base Rate”:

“If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 6.02, then the Alternate Base Rate shall be the greater of clause (a) and (b) above and shall be determined without reference to clause (c) above.  For the avoidance of doubt, if the Alternate Base Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.”

(D)       The reference to “10:00 a.m. New York Time” in clause (i) of Section 5.05(a) of the Credit Agreement shall be deemed a reference to “9:30 a.m. New York Time”.

4.                                      Representations and Warranties.  On and as of the date hereof, each of the Parent and the Company hereby confirms, reaffirms and restates the representations and warranties set forth in Section 8 of the Credit Agreement and the representations and warranties in the Basic Documents mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Parent and the Company each hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.  Each of the Parent and the Company represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

5.                                      Effectiveness.

(a)                                 The amendments set forth in Section 2 of this Amendment shall become effective as of the date set forth above (the “Amendment Effective Date”) upon the satisfaction of the following conditions precedent:

(i)                                     the Administrative Agent shall have received this Amendment executed and delivered by the Administrative Agent, the Canadian Administrative Agent, the Parent, the Company, each of the other Borrowers, each Issuing Bank, each Swingline Lender and the Lenders party to the Credit Agreement constituting the “Majority Lenders” thereunder; and

(ii)                                  the Administrative Agent shall have received a reaffirmation agreement, in form and substance reasonably satisfactory to the Administrative Agent, with respect to the Company Guaranty, the Parent Guaranty, the Subsidiary Guaranty, the Company Pledge Agreement, the Parent Pledge Agreement and the Subsidiary Pledge Agreement, duly executed and delivered by the Parent, the Company, each Subsidiary Guarantor and the Administrative Agent, as applicable.

(b)                                 The Refinancing Facilities and the provisions of Section 3 of this Amendment shall become effective as of the Amendment Effective Date upon the satisfaction of the conditions set forth in Section 5(a) of this Amendment and the following conditions precedent:

(i)                                     no Event of Default shall have occurred and be continuing on such date;

(ii)                                  on such date, the representations and warranties of each of the Parent and the Company set forth in the Basic Documents shall be true and correct (A) in the case of the representations and warranties qualified as to materiality, in all respects and (B) otherwise, in all material respects, in each case on and as of such date, except in the case of any such representation and warranty that specifically relates to an earlier date, in which case such representation and warranty shall be so true and correct on and as of such earlier date;

(iii)                               substantially concurrently with the effectiveness of Refinancing Revolving Commitments, all the Revolving Commitments then in effect shall be terminated, and all the Revolving Loans then outstanding, together with all interest thereon, and all other amounts accrued for the benefit of the Revolving Lenders, including any amounts as may be required pursuant to Section 6.05 of the Credit Agreement, shall be repaid or paid (it being understood, however, that any Letters of Credit shall continue to be outstanding hereunder);

(iv)                              substantially concurrently with the effectiveness of the Refinancing Term Loan A Commitments, the Company shall obtain Refinancing Term Loan A Loans thereunder and shall repay or prepay then outstanding Term Loans of one or more Classes in an aggregate principal amount equal to the aggregate amount of such Refinancing Term Loan A Commitments, together with any amounts as may be required pursuant to Section 6.05 of the Credit Agreement (less the aggregate amount of accrued and unpaid interest with respect to such outstanding Term Loans and any reasonable fees, premium and expenses relating to such refinancing);

(v)                                 the Administrative Agent shall have received evidence of payment by the Company of such fees as the Company shall have agreed to pay or deliver to any Refinancing Lender or the Administrative Agent in connection herewith, including, without limitation, the reasonable fees and expenses of Simpson Thacher & Bartlett LLP, special New York counsel to the Administrative Agent, in connection with the negotiation, preparation, execution and delivery of this Amendment and the other Basic Documents and the extensions of credit hereunder (to the extent that statements for such fees and expenses have been delivered to the Company);

(vi)                              the Administrative Agent shall have received (i) certified copies of the charter and by laws (or equivalent documents) of the Company and (ii) certified copies of all corporate authority of the Company (including, without limitation, board of director resolutions and evidence of the incumbency, including specimen signatures, of officers) with respect to the execution and delivery of this Amendment and performance by the Company of its obligations under the Basic Documents to which it is a party and each other document to be delivered by the Company from time to time in connection herewith and the extensions of credit hereunder (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from the Company to the contrary); and

(vii)                           the Administrative Agent shall have received an opinion, in form and substance reasonably satisfactory to the Administrative Agent, dated as of such date, of Sullivan & Worcester LLP, special New York counsel to the Obligors, with respect to matters set forth in paragraphs 1, 2, 3, 4, 5, 7, 9 and 10 of Exhibit I-1 of the Credit Agreement as they relate to the Credit Agreement, this Amendment and the borrowings hereunder and any other matters as the Administrative Agent or any Lender may reasonably request.

6.                                      Valid and Binding.  This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

7.                                      Payment of Expenses.  The Company agrees to pay or reimburse the Administrative Agent for all out-of-pocket costs and expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel.

8.                                      Reference to and Effect on the Credit Agreement; Limited Effect.  On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.  This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Lenders, the Canadian Administrative Agent or the Administrative Agent.  Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

9.                                      Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.                               Loan Document; Integration.  This Amendment shall constitute a Basic Document.  This Amendment and the other Basic Documents represent the agreement of each Borrower, each Subsidiary Guarantor, the Canadian Administrative Agent, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Canadian Administrative Agent, the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Basic Documents.

11.                               GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND

CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

12.                               Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

IRON MOUNTAIN INCORPORATED
IRON MOUNTAIN INFORMATION MANAGEMENT, LLC

IRON MOUNTAIN FULFILLMENT SERVICES, INC.
IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC.

IRON MOUNTAIN GLOBAL LLC
IRON MOUNTAIN US HOLDINGS, INC.
IRON MOUNTAIN SECURE SHREDDING, INC.
IRON MOUNTAIN INFORMATION MANAGEMENT SERVICES, INC.

IRON MOUNTAIN CANADA OPERATIONS ULC
IRON MOUNTAIN INFORMATION MANAGEMENT SERVICES CANADA, INC.
IRON MOUNTAIN SECURE SHREDDING CANADA, INC.

By	/s/ Bao Tran
Name: Bao Tran
Title: Vice President and Treasurer

[Signature Page to Third Amendment and Refinancing Facility Agreement]

IRON MOUNTAIN SOUTH AMERICA S.À.R.L.

By	/s/ Manfred Schneider
Name: Manfred Schneider
Title: B Manager

IRON MOUNTAIN SOUTH AMERICA S.À.R.L.

By	/s/ Bao Tran
Name: Bao Tran
Title: A Manager

[Signature Page to Third Amendment and Refinancing Facility Agreement]

IM CLOSE GMBH

By	/s/ Dr. Leonz Meyer
Name: Dr. Leonz Meyer
Title: Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

IRON MOUNTAIN LUXEMBOURG SERVICES S.À R.L., LUXEMBOURG, SCHAFFHAUSEN BRANCH

By	/s/ Dr. Leonz Meyer
Name: Dr. Leonz Meyer
Title: Manager

[Signature Page to Third Amendment and Refinancing Facility Agreement]

IRON MOUNTAIN (UK) PLC

By	/s/ Patrick Keddy
Name: Patrick Keddy
Title: Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

IRON MOUNTAIN INTERNATIONAL (HOLDINGS) LIMITED

By	/s/ Patrick Keddy
Name: Patrick Keddy
Title: Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

IRON MOUNTAIN EUROPE LTD
IRON MOUNTAIN HOLDINGS (EUROPE) LIMITED

By	/s/ Patrick Keddy
Name: Patrick Keddy
Title: Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

IRON MOUNTAIN AUSTRIA ARCHIVIERUNG GMBH

By	/s/ Robert Nedeljkovic
Name: Robert Nedeljkovic
Title: Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

IRON MOUNTAIN INTERNATIONAL HOLDINGS BV

By	/s/ Jeroen Strik
Name: Jeroen Strik
Title: Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Mohammad Hasan
	Name:	Mohammad Hasan
	Title:	Executive Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

JPMORGAN CHASE BANK, TORONTO BRANCH, as Canadian Administrative Agent

By:	/s/ Mohammad Hasan
	Name:	Mohammad Hasan
	Title:	Executive Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$ LENDERS

Bank of America, NA

By:	/s/ John F. Lynch
	Name:	John F. Lynch
	Title:	SVP

[Signature Page to Third Amendment and Refinancing Facility Agreement]

MULTI-CURRENCY LENDERS

Bank of America, NA

By:	/s/ John F. Lynch
	Name:	John F. Lynch
	Title:	SVP

[Signature Page to Third Amendment and Refinancing Facility Agreement]

CANADIAN LENDERS

Bank of America, N.A., Canada branch

By:	/s/ Medina Sales de Andrade
	Name:	Medina Sales de Andrade
	Title:	Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$-CANADIAN LENDERS

Bank of America, N.A., Canada branch

By:	/s/ Medina Sales de Andrade
	Name:	Medina Sales de Andrade
	Title:	Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

REFINANCING TERM LOAN A LENDERS

Bank of America, NA

By:	/s/ John F. Lynch
	Name:	John F. Lynch
	Title:	SVP

[Signature Page to Third Amendment and Refinancing Facility Agreement]

REFINANCING TERM LOAN A LENDERS

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Michael King
Name: Michael King
Title: Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$ LENDERS

MORGAN STANLEY BANK, N.A.

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$ LENDERS

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Michael King
Name: Michael King
Title: Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$ LENDERS

MUFG Bank, Ltd. (formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd.)

By:	/s/ George Stoecklein
	Name:	George Stoecklein
	Title:	Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

REFINANCING TERM LOAN A LENDERS

MUFG Bank, Ltd. (formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd.)

By:	/s/ George Stoecklein
	Name:	George Stoecklein
	Title:	Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

MULTI-CURRENCY LENDERS

MUFG Bank, Ltd. (formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd.)

By:	/s/ George Stoecklein
	Name:	George Stoecklein
	Title:	Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

CANADIAN LENDERS

Citizens Bank, N.A.

By:	/s/ Elizabeth Aigler
Name: Elizabeth Aigler
Title: Assistant Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$-CANADIAN LENDERS

Citizens Bank, N.A.

By:	/s/ Elizabeth Aigler
Name: Elizabeth Aigler
Title: Assistant Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

REFINANCING TERM LOAN A LENDERS

Citizens Bank, N.A.

By:	/s/ Elizabeth Aigler
Name: Elizabeth Aigler
Title: Assistant Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

MULTI-CURRENCY LENDERS

Citizens Bank, N.A.

By:	/s/ Elizabeth Aigler
Name: Elizabeth Aigler
Title: Assistant Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

MULTI-CURRENCY LENDERS

HSBC Bank plc

By:	/s/ Sneha Manohar
Name: Sneha Manohar
Title: Relationship Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$ LENDERS

HSBC Bank USA, N.A.

By:	/s/ Patrick D. Mueller
Name: Patrick D. Mueller
Title: Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

REFINANCING TERM LOAN A LENDERS

HSBC Bank USA, N.A.

By:	/s/ Patrick D. Mueller
Name: Patrick D. Mueller
Title: Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$ LENDERS

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Karen H. McClain
Name: Karen H. McClain
Title: Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$-CANADIAN LENDERS

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Karen H. McClain
	Name:	Karen H. McClain
	Title:	Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

MULTI-CURRENCY LENDERS

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Karen H. McClain
	Name:	Karen H. McClain
	Title:	Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

CANADIAN LENDERS

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Karen H. McClain
	Name:	Karen H. McClain
	Title:	Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

REFINANCING TERM LOAN A LENDERS

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Karen H. McClain
	Name:	Karen H. McClain
	Title:	Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Sean Chudzik, Asc.
	Name:	Sean Chudzik, Asc.
	Title:	Authorized Signatory

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$ LENDERS

JPMorgan Chase Bank, N.A.

By:	/s/ Mohammad Hasan
Name: Mohammad Hasan
Title: Executive Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$-CANADIAN LENDERS

JPMorgan Chase Bank, N.A.

By:	/s/ Mohammad Hasan
Name: Mohammad Hasan
Title: Executive Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

MULTI-CURRENCY LENDERS

JPMorgan Chase Bank, N.A.

By:	/s/ Mohammad Hasan
Name: Mohammad Hasan
Title: Executive Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

CANADIAN LENDERS

JPMorgan Chase Bank, N.A.

By:	/s/ Mohammad Hasan
Name: Mohammad Hasan
Title: Executive Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

REFINANCING TERM LOAN A LENDERS

JPMorgan Chase Bank, N.A.

By:	/s/ Mohammad Hasan
Name: Mohammad Hasan
Title: Executive Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$ LENDERS

BARCLAYS BANK PLC

By:	/s/ Chris Walton
	Name:	Chris Walton
	Title:	Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$-CANADIAN LENDERS

BARCLAYS BANK PLC

By:	/s/ Chris Walton
	Name:	Chris Walton
	Title:	Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

MULTI-CURRENCY LENDERS

BARCLAYS BANK PLC

By:	/s/ Chris Walton
	Name:	Chris Walton
	Title:	Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

CANADIAN LENDERS

BARCLAYS BANK PLC

By:	/s/ Chris Walton
	Name:	Chris Walton
	Title:	Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

REFINANCING TERM LOAN A LENDERS

BARCLAYS BANK PLC

By:	/s/ Chris Walton
	Name:	Chris Walton
	Title:	Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$ LENDERS

GOLDMAN SACHS BANK USA

By:	/s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

[Signature Page to Third Amendment and Refinancing Facility Agreement]

REFINANCING TERM LOAN A LENDERS

GOLDMAN SACHS BANK USA

By:	/s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$ LENDERS

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Gordon Yip
	Name:	Gordon Yip
	Title:	Director

By:	/s/ Mark Koneval
	Name:	Mark Koneval
	Title:	Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$-CANADIAN LENDERS

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Gordon Yip
	Name:	Gordon Yip
	Title:	Director

By:	/s/ Mark Koneval
	Name:	Mark Koneval
	Title:	Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

MULTI-CURRENCY LENDERS

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Gordon Yip
	Name:	Gordon Yip
	Title:	Director

By:	/s/ Mark Koneval
	Name:	Mark Koneval
	Title:	Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

REFINANCING TERM LOAN A LENDERS

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Gordon Yip
	Name:	Gordon Yip
	Title:	Director

By:	/s/ Mark Koneval
	Name:	Mark Koneval
	Title:	Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$ LENDERS

ROYAL BANK OF CANADA

By:	/s/ Sheena Lee
	Name:	Sheena Lee
	Title:	Authorized Signatory

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$-CANADIAN LENDERS

ROYAL BANK OF CANADA

By:	/s/ Sheena Lee
	Name:	Sheena Lee
	Title:	Authorized Signatory

[Signature Page to Third Amendment and Refinancing Facility Agreement]

MULTI-CURRENCY LENDERS

ROYAL BANK OF CANADA

By:	/s/ Sheena Lee
	Name:	Sheena Lee
	Title:	Authorized Signatory

[Signature Page to Third Amendment and Refinancing Facility Agreement]

CANADIAN LENDERS

ROYAL BANK OF CANADA

By:	/s/ Sheena Lee
	Name:	Sheena Lee
	Title:	Authorized Signatory

[Signature Page to Third Amendment and Refinancing Facility Agreement]

REFINANCING TERM LOAN A LENDERS

ROYAL BANK OF CANADA

By:	/s/ Sheena Lee
	Name:	Sheena Lee
	Title:	Authorized Signatory

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$ LENDERS

SUNTRUST BANK,

By:	/s/ Philip VanFossan
Name: Philip VanFossan
Title: Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$-CANADIAN LENDERS

SUNTRUST BANK,

By:	/s/ Philip VanFossan
Name: Philip VanFossan
Title: Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

MULTI-CURRENCY LENDERS

SUNTRUST BANK,

By:	/s/ Philip VanFossan
Name: Philip VanFossan
Title: Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

CANADIAN LENDERS

SUNTRUST BANK,

By:	/s/ Philip VanFossan
Name: Philip VanFossan
Title: Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

REFINANCING TERM LOAN A LENDERS

SUNTRUST BANK,

By:	/s/ Philip VanFossan
Name: Philip VanFossan
Title: Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$ LENDERS

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Joshua Kezele
Name: Joshua Kezele
Title: Assistant Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$-CANADIAN LENDERS

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Joshua Kezele
Name: Joshua Kezele
Title: Assistant Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

MULTI-CURRENCY LENDERS

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Joshua Kezele
Name: Joshua Kezele
Title: Assistant Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

REFINANCING TERM LOAN A LENDERS

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Joshua Kezele
Name: Joshua Kezele
Title: Assistant Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

CANADIAN LENDERS

PNC Bank Canada Branch

By:	/s/ Caroline M. Stade
Name: Caroline M. Stade
Title: Senior Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$ LENDERS

TD BANK, N.A.

By:	/s/ Alan Garson
Name: Alan Garson
Title: Senior Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$-CANADIAN LENDERS

TD BANK, N.A.

By:	/s/ Alan Garson
Name: Alan Garson
Title: Senior Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

MULTI-CURRENCY LENDERS

TD BANK, N.A.

By:	/s/ Alan Garson
Name: Alan Garson
Title: Senior Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

CANADIAN LENDERS

TD BANK, N.A.

By:	/s/ Alan Garson
Name: Alan Garson
Title: Senior Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

REFINANCING TERM LOAN A LENDERS

TD BANK, N.A.

By:	/s/ Alan Garson
Name: Alan Garson
Title: Senior Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

MULTI-CURRENCY LENDERS

SCOTIABANK (IRELAND) DESIGNATED ACTIVITY COMPANY

By:	/s/ Mark Allen
Name: Mark Allen
Title: Company Secretary

By:	/s/ Mary Theresa Mulvany
	Name:	Mary Theresa Mulvany
	Title:	Managing Director Corporate Banking Scotiabank (Ireland) Designated Activity Company

[Signature Page to Third Amendment and Refinancing Facility Agreement]

REFINANCING TERM LOAN A LENDERS

The Bank of Nova Scotia

By:	/s/ Mauricio Saishio
Name: Mauricio Saishio
Title: Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$ LENDERS

The Bank of Nova Scotia

By:	/s/ Mauricio Saishio
Name: Mauricio Saishio
Title: Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$-CANADIAN LENDERS

The Bank of Nova Scotia

By:	/s/ Mauricio Saishio
Name: Mauricio Saishio
Title: Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$ LENDERS

The Huntington National Bank

By:	/s/ Jared Shaner
Name: Jared Shaner
Title: Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

REFINANCING TERM LOAN A LENDERS

The Huntington National Bank

By:	/s/ Jared Shaner
Name: Jared Shaner
Title: Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$ LENDERS

People’s United Bank, National Association

By:	/s/ Kathryn Williams
Name: Kathryn Williams
Title: Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$-CANADIAN LENDERS

People’s United Bank, National Association

By:	/s/ Kathryn Williams
Name: Kathryn Williams
Title: Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

MULTI-CURRENCY LENDERS

People’s United Bank, National Association

By:	/s/ Kathryn Williams
Name: Kathryn Williams
Title: Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

REFINANCING TERM LOAN A LENDERS

People’s United Bank, National Association

By:	/s/ Kathryn Williams
Name: Kathryn Williams
Title: Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

REFINANCING TERM LOAN A LENDERS

Fifth Third Bank

By:	/s/ Dan Komitor
Name: Dan Komitor
Title: Senior Relationship Manager

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$ LENDERS

Webster Bank

By:	/s/ Mathew L. Coyne
Name: Mathew L. Coyne
Title: V.P. Commercial Lending

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$-CANADIAN LENDERS

Webster Bank

By:	/s/ Mathew L. Coyne
Name: Mathew L. Coyne
Title: V.P. Commercial Lending

[Signature Page to Third Amendment and Refinancing Facility Agreement]

MULTI-CURRENCY LENDERS

Webster Bank

By:	/s/ Mathew L. Coyne
Name: Mathew L. Coyne
Title: V.P. Commercial Lending

[Signature Page to Third Amendment and Refinancing Facility Agreement]

CANADIAN LENDERS

Webster Bank

By:	/s/ Mathew L. Coyne
Name: Mathew L. Coyne
Title: V.P. Commercial Lending

[Signature Page to Third Amendment and Refinancing Facility Agreement]

REFINANCING TERM LOAN A LENDERS

Webster Bank

By:	/s/ Mathew L. Coyne
Name: Mathew L. Coyne
Title: V.P. Commercial Lending

[Signature Page to Third Amendment and Refinancing Facility Agreement]

REFINANCING TERM LOAN A LENDERS

KBC BANK N.V.

By:	/s/ Susan Silver
Name: Susan Silver
Title: Managing Director

By:	/s/ Deborah Carlson
Name: Deborah Carlson
Title: Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$ LENDERS

KBC BANK N.V.

By:	/s/ Susan Silver
Name: Susan Silver
Title: Managing Director

By:	/s/ Deborah Carlson
Name: Deborah Carlson
Title: Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

US$ LENDERS

STIFEL BANK & TRUST

By:	/s/ Benjamin L. Dodd
Name: Benjamin L. Dodd
Title: Senior Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Catamaran CLO 2013-1 Ltd.
By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Catamaran CLO 2014-1 Ltd.
By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Catamaran CLO 2015-1 Ltd.

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Catamaran CLO 2016-1 LTD.

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Venture X CLO, Limited
By its Collateral Manager, MJX
Venture Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Venture XXV CLO Limited
By its Investment Advisor, MJX Venture Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Venture 31 CLO, Limited
By: its investment advisor
MJX Venture Management III LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Venture XVII CLO Limited
BY: its investment advisor, MJX Venture Management, LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Venture XXII CLO, Limited
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Venture XXIX CLO, Limited
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Venture XXVI CLO, Limited
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Venture XXVII CLO, Limited
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Venture 28A CLO, Limited
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Venture XII CLO, Limited
BY: its investment advisor
MJX Venture Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Venture XIII CLO, Limited
By: its Investment Advisor
MJX Venture Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Venture XIV CLO, Limited
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Venture XV CLO, Limited
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

VENTURE XVI CLO, Limited
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Venture XVIII CLO, Limited
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

VENTURE XX CLO, Limited
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Venture XXI CLO, Limited
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Venture XXIII CLO, Limited
By: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Venture XXIV CLO, Limited
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Venture XXVIII CLO, Limited
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Venture XXX CLO, Limited
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Aon Hewitt Group Trust - High Yield Plus Bond Fund
By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

BAIN CAPITAL SENIOR LOAN FUND, L.P.

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Baloise Senior Secured Loan Fund II
By: Bain Capital Credit, LP, as Sub Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Community Insurance Company
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

FirstEnergy System Master Retirement Trust
By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

San Francisco City and County Employees’ Retirement System
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

XL Investments Ltd
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

XL RE Europe SE
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

BSG Fund Management B.V. on behalf of the Stichting
Blue Sky Active Fixed Income US Leveraged Loan Fund
By THL Credit Senior Loan
Strategies LLC, as Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Signature Page to Third Amendment and Refinancing Facility Agreement]

ILLINOIS STATE BOARD OF INVESTMENT
BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Russell Investment Company Multi-Asset Growth Strategy Fund
By THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Russell Investment Company Russell Global Opportunistic Credit Fund
BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Russell Investment Company Russell Multi-Strategy Income Fund
THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Russell Investment Company Russell Short Duration Bond Fund
BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Russell Investment Company Unconstrained Total Return Fund
by THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Russell Investments Global Unconstrained Bond Pool
by THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Russell Investments Institutional Funds LLC Absolute Return Fixed Income Fund
By THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Russell Investments Institutional Funds, LLC Multi-Asset Core Plus Fund
BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Russell Investments Ireland Limited on behalf of the Russell Floating Rate Fund, a subfund of Russell Qualifying Investor Alternative Investment Funds plc
BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Stichting Pensioenfonds Hoogovens
by THL Credit Advisors LLC,
its Asset Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Signature Page to Third Amendment and Refinancing Facility Agreement]

THL Credit Bank Loan Select Master Fund, a Class of
The THL Credit Bank Loan Select Series Trust I
BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Signature Page to Third Amendment and Refinancing Facility Agreement]

City National Rochdale Fixed Income Opportunities Fund
By: Seix Investment Advisors LLC, as Subadviser

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Seix Multi-Sector Absolute Return Fund L.P.
By: Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner
By: Seix Investment Advisors LLC, its sole member

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Virtus SEIX Floating Rate High Income Fund
By: Seix Investment Advisors LLC, as Subadviser

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

[Signature Page to Third Amendment and Refinancing Facility Agreement]

ICG US CLO 2018-1, Ltd.

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

[Signature Page to Third Amendment and Refinancing Facility Agreement]

FCCI Insurance Company

By:	/s/ Kathy News
Name: Kathy News
Title: Senior Portfolio Manager

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Hastings Mutual Insurance Company

By:	/s/ Kathy News
Name: Kathy News
Title: Senior Portfolio Manager

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Honeywell International Inc Master Retirement Trust

By:	/s/ Kathy News
Name: Kathy News
Title: Senior Portfolio Manager

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Vermont Pension Investment Committee

By:	/s/ Kathy News
Name: Kathy News
Title: Senior Portfolio Manager

[Signature Page to Third Amendment and Refinancing Facility Agreement]

BOYD WATTERSON LIMITED DURATION ENHANCED INCOME Fund

By:	/s/ Elizabeth L. DeBarr
Name: Elizabeth L. DeBarr
Title: Analyst

[Signature Page to Third Amendment and Refinancing Facility Agreement]

State—Boston Retirement System
By: Crescent Capital Group LP, its adviser

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

West Bend Mutual Insurance Company
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

National Electrical Benefit Fund
By: Crescent Capital Group LP, its adviser

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Illinois State Board of Investment
By: Crescent Capital Group LP, its adviser

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Trustmark Insurance Company
By: Crescent Capital Group LP, its adviser

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

CRESCENT CAPITAL HIGH INCOME FUND L.P.
By: Crescent Capital Group LP, its adviser

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

JNL/Crescent High Income Fund
By: Crescent Capital Group LP, its adviser

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

ATLAS SENIOR LOAN FUND IX, LTD.
By: Crescent Capital Group LP, its adviser

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

ATLAS SENIOR LOAN FUND V, LTD.
By: Crescent Capital Group LP, its adviser

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

ATLAS SENIOR LOAN FUND VII, LTD.
By: Crescent Capital Group LP, its adviser

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

AUCARA HEIGHTS INC
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

ATLAS SENIOR LOAN FUND III, Ltd.
By: Crescent Capital Group LP, its adviser

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

ATLAS SENIOR LOAN FUND X, LTD.
By: Crescent Capital Group LP, its adviser

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Atlas Senior Secured Loan Fund VIII, Ltd.
By: Crescent Capital Group LP, its adviser

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

American Beacon Crescent Short Duration High Income Fund
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Crescent Capital High Income Fund B L.P.
By: Crescent Capital Group LP, its adviser

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Crescent Senior Secured Floating Rate Loan Fund, LLC
By: Crescent Capital Group LP, its adviser

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

1199SEIU Health Care Employees Pension Fund
By: Crescent Capital Group LP, its adviser

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Catalyst Floating Rate Income Fund
By: Princeton Advisory Group, Inc. the Sub-Advisor

By:	/s/ Ashish Sood
Name: Ashish Sood
Title: Portfolio Manager

[Signature Page to Third Amendment and Refinancing Facility Agreement]

CIFC Funding 2012-II-R, Ltd.
By: CIFC VS Management LLC, its Collateral Manager

By:	/s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Senior Investment Analyst

[Signature Page to Third Amendment and Refinancing Facility Agreement]

CIFC Funding 2013-I, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Authorized Signatory

[Signature Page to Third Amendment and Refinancing Facility Agreement]

CIFC Funding 2013-II, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Authorized Signatory

[Signature Page to Third Amendment and Refinancing Facility Agreement]

CIFC Funding 2014, Ltd.
By: CIFC Asset Management LLC, its Portfolio Manager

By:	/s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Senior Investment Analyst

[Signature Page to Third Amendment and Refinancing Facility Agreement]

CIFC Funding 2015-I, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Senior Investment Analyst

[Signature Page to Third Amendment and Refinancing Facility Agreement]

CIFC Funding 2015-II, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Senior Investment Analyst

[Signature Page to Third Amendment and Refinancing Facility Agreement]

CIFC Funding 2015-III, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Senior Investment Analyst

[Signature Page to Third Amendment and Refinancing Facility Agreement]

CIFC Funding 2015-V, Ltd
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Senior Investment Analyst

[Signature Page to Third Amendment and Refinancing Facility Agreement]

CIFC Funding 2016-I, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Senior Investment Analyst

[Signature Page to Third Amendment and Refinancing Facility Agreement]

CIFC Funding 2017-III, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Senior Investment Analyst

[Signature Page to Third Amendment and Refinancing Facility Agreement]

CIFC Funding 2017-IV, Ltd.
By: CIFC CLO MANAGEMENT II LLC, as Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-1

By:	/s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Senior Investment Analyst

[Signature Page to Third Amendment and Refinancing Facility Agreement]

CIFC Funding 2017-V, Ltd.
By: CIFC CLO MANAGEMENT II LLC, as Collateral Manager
By and on behalf of each of its series, SERIES M-1, SERIES O-1, and SERIES R-1

By:	/s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Senior Investment Analyst

[Signature Page to Third Amendment and Refinancing Facility Agreement]

CIFC Funding 2018-I, Ltd.
By: CIFC CLO MANAGEMENT II LLC, as Collateral Manager
By and on behalf of each of its series, SERIES M-1, SERIES O-1, and SERIES R-1

By:	/s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Senior Investment Analyst

[Signature Page to Third Amendment and Refinancing Facility Agreement]

CIFC Senior Secured Corporate Loan Master Fund Ltd.
By: CIFC Asset Management LLC, its Adviser

By:	/s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Authorized Signatory

[Signature Page to Third Amendment and Refinancing Facility Agreement]

J. Safra Sarasin Fund Management (Luxembourg) S.A. acting as management company of the JSS Senior Loan Fund, a sub-fund of JSS Special Investments FCP (SIF)
By: CIFC Asset Management LLC, its Sub-Investment Manager

By:	/s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Senior Investment Analyst

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Local 338 Retirement Fund
BY: CIFC Asset Mangement, LLC, its Investment Manager

By:	/s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Authorized Signatory

[Signature Page to Third Amendment and Refinancing Facility Agreement]

SHBNPP US Senior Loan Private Special Asset Investment Trust No.1 (H)[Loan]
By: CIFC Asset Management LLC, its Advisor

By:	/s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Senior Investment Analyst

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Swiss Capital Alternative Strategies Funds SPC re: SC
Alternative Strategy 10 SP

By:	/s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Senior Investment Analyst

[Signature Page to Third Amendment and Refinancing Facility Agreement]

Prelude Opportunity Fund, LP
By: CIFC Asset Management LLC, its Sub-Advisor

By:	/s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Senior Investment Analyst

[Signature Page to Third Amendment and Refinancing Facility Agreement]

SCHEDULE I

Lender	Refinancing Term Loan A Commitment	US$ Commitment	US$-Canadian Commitment(1)	Multi-Currency Commitment	Total Allocation
JPMORGAN CHASE BANK, N.A.	$17,312,500.00	$10,113,408.40	$15,726,722.18	$95,347,369.42	$138,500,000.00
BANK OF AMERICA, N.A.	$17,312,500.00	$10,113,408.40	$15,726,722.18	$95,347,369.42	$138,500,000.00
BARCLAYS BANK PLC	$17,312,500.00	$10,755,603.59	$15,726,722.18	$94,705,174.23	$138,500,000.00
CITIZENS BANK, N.A.	$17,312,500.00	$10,755,603.59	$15,726,722.18	$94,705,174.23	$138,500,000.00
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK	$17,312,500.00	$10,755,603.59	$15,726,722.18	$94,705,174.23	$138,500,000.00
GOLDMAN SACHS BANK USA	$17,312,500.00	$121,187,500.00	—	—	$138,500,000.00
HSBC BANK USA	$17,312,500.00	$37,871,093.75	—	—	$55,183,593.75
HSBC BANK PLC	—	—	—	$83,316,406.25	$83,316,406.25
MORGAN STANLEY SENIOR FUNDING, INC.	$17,312,500.00	—	—	—	$17,312,500.00
MORGAN STANLEY BANK, N.A.	—	$121,187,500.00	—	—	$121,187,500.00
MUFG BANK, LTD.	$17,312,500.00	$37,871,093.75	—	$83,316,406.25	$138,500,000.00
WELLS FARGO BANK, N.A.	$17,312,500.00	$10,755,603.59	$15,726,722.18	$94,705,174.23	$138,500,000.00
ROYAL BANK OF CANADA	$14,375,000.00	$8,930,645.59	$13,058,289.17	$78,636,065.24	$115,000,000.00
THE BANK OF NOVA SCOTIA	$9,375,000.00	$7,108,724.45	$8,516,275.55	—	$25,000,000.00
SCOTIABANK (IRELAND) DAC	—	—	—	$50,000,000.00	$50,000,000.00
PNC BANK, NATIONAL ASSOCIATION	$11,250,000.00	$6,989,200.89	$10,219,530.66	$61,541,268.45	$90,000,000.00
SUNTRUST BANK	$11,250,000.00	$6,989,200.89	$10,219,530.66	$61,541,268.45	$90,000,000.00
TD BANK, N.A.	$11,250,000.00	$6,989,200.89	$10,219,530.66	$61,541,268.45	$90,000,000.00
THE HUNTINGTON NATIONAL BANK	$6,250,000.00	$43,750,000.00	—	—	$50,000,000.00
PEOPLE’S UNITED BANK	$6,250,000.00	$13,671,875.00	—	$30,078,125.00	$50,000,000.00
WEBSTER BANK, N.A.	$3,750,000.00	$2,329,733.63	$3,406,510.22	$20,513,756.15	$30,000,000.00
KBC BANK N.V.	$3,125,000.00	$21,875,000.00	—	—	$25,000,000.00
Total	$250,000,000.00	$500,000,000.00	$150,000,000.00	$1,100,000,000.00	$2,000,000,000.00

(1)                                 The aggregate US$-Canadian Commitments may be reallocated to and from Canadian Commitments from time to time in accordance with and subject to Section 2.6 of Annex A to the Credit Agreement.  On the Amendment Effective Date $150,000,000 of the US$-Canadian Commitments has been allocated to the Canadian Commitments.  Each Canadian Lender’s Canadian Commitment at any time shall be its US$-Canadian Commitment Percentage of the aggregate Canadian Commitments at such time.